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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-46932 and No. 333-59689) and Form S-8 (No. 333-102825, No. 333-61072, No. 333-51436, No. 333-50752 and No. 33-54423) of
International Flavors & Fragrances Inc. of our reports dated January 27, 2004 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.



PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
New York, New York
March 11, 2004